EXHIBIT 31.1

              CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER'S
                     RULE 13a-14(a)/15d-14(a) CERTIFICATION


         I, Gene S. Bertcher, certify that:

         1. I have reviewed this report on Form 10-K of CabelTel International Corporation;

         2) Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, and are not misleading with respect to the period covered by this Report;

         3) Based on my knowledge, the financial statements, and other financial information included in this Report, fairly present, in all material respects, the financial condition, results of operations and cash flows of the Registrant as of, and for, the periods presented in this Report;

         4) The Registrant's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13-15(e) and 15d-15e) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f) for the Registrant and have:

                  (a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures, to be designed under our supervision, to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this Annual Report is being prepared;

                  (b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

                  (c) Evaluated the effectiveness of the Registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the controls and procedures as of the end of the period covered by this Report based on such evaluation; and

                  (d) Disclosed in this Report any change in the Registrant's internal control over financial reporting that occurred during the Registrant's most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

         5) The Registrant's other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the Registrant's auditors and the audit committee of Registrant's board of directors (or persons performing the equivalent functions):

                  (a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Registrant's ability to record, process, summarize and report financial information; and

                  (b)  Any  fraud,  whether  or  not  material,   that  involves
         management or other employees who have a significant role in the Registrant's internal controls.

         Dated: March 30, 2007.

                                    /s/ Gene S. Bertcher
                                    --------------------------------------------
                                    Gene S. Bertcher, Chief Executive Officer
                                    and Chief Financial Officer

                                                                    Exhibit 32.1

                      OFFICERS' SECTION 1350 CERTIFICATIONS

     The undersigned officers of CabelTel International Corporation, a Nevada corporation (the "company"), hereby certify that (i) the Company's Annual Report on Form 10-K for the year ended December 31, 2006 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, and (ii) the information contained in the Company's Annual Report on Form 10-K for the year ended December 31, 2006 fairly presents, in all material respects, the financial condition and results of operations of the Company, at and for the periods indicated.

         Dated: March 30, 2007.

                                         /s/ Gene S. Bertcher
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                                         Gene S. Bertcher, Chief Executive
                                         Officer and Chief Financial Officer